EXHIBIT 99.2

Fourth Quarter 2004 Earnings Conference Call January 20, 2005 Sunoco Logistics Partners L.P.

Forward-Looking Statement You should review this slide presentation in conjunction with the fourth quarter and year-end 2004 earnings conference call for Sunoco Logistics Partners L.P., held on January 20, 2005 at 9:00 a.m. EDT. You may listen to the audio portion of the conference call on www.sunocologistics.com . An audio recording also will be available after the call's completion by dialing 1-800-642-1687. International callers should dial 1-706-645-9291. Please enter Conference ID #3275353. During the call, those statements we make that are not historical facts are forward-looking statements. Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks that may affect our business prospects and performance, causing actual results to differ from those discussed during the conference call. Such risks and uncertainties include, among other things: our ability to successfully consummate announced acquisitions and integrate them into existing business operations; the ability of announced acquisitions to be cash-flow accretive; increased competition; changes in the demand both for crude oil that we buy and sell, as well as for crude oil and refined products that we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines that connect to our pipelines and terminals; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorist acts and international hostilities. These and other applicable risks and uncertainties are described more fully in our September 30, 2004 Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on November 5, 2004. We undertake no obligation to update publicly any forward-looking statements whether as a result of new information or future events. 2

Q4 2004 Milestones Fourth quarter 2004 net income of $14.7 million or $0.57 per L.P. unit, as compared to $12.9 million or $0.54 per L.P. unit in the prior year quarter 2004 year-end net income was $57.0 million compared to last year's $59.4 million Increase in distribution of $0.0125 ($0.05 annualized) per unit to $0.625 ($2.50 annualized), a 2.0 percent increase - Seventh consecutive distribution increase - Total increase of $0.70 per unit, or 38.9 percent, since the February 2002 IPO On November 30, closed on the purchase of a refined products terminal in Columbus, Ohio for approximately $8 million Effective January 1, 2005, became the operator of West Texas Gulf Pipe Line 3

Q4 2004 Financial Highlights ($ in millions, unaudited) 4 Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Year-Ended December 31, Year-Ended December 31, Year-Ended December 31, 2004 2003 2004 2003 Sales and other operating revenue Other income $1,031.8 2.9 $ 631.4 5.1 $ 3,451.3 13.9 $ 2,657.5 16.7 Total Revenues 1,034.7 636.5 3,465.2 2,674.2 Cost of products sold and operating expenses Depreciation and amortization Selling, general and administrative expenses Total costs and expenses 994.3 8.4 12.1 1,014.8 599.3 6.6 12.5 618.4 3,307.5 31.9 48.5 3,387.9 2,519.2 27.1 48.4 2,594.7 Operating income Net interest expense 19.9 5.2 18.1 5.2 77.3 20.3 79.4 20.0 Net Income * $ 14.7 $ 12.9 $ 57.0 $ 59.4 * Previously reported Net Income for the first three quarters of 2004 has been reduced by $0.6 million in the first quarter, $0.5 million in the second quarter and $0.4 million in the third quarter.

Q4 2004 Financial Highlights 5 (amounts in millions, except unit and per unit amounts, unaudited) Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Year-Ended December 31, Year-Ended December 31, Year-Ended December 31, 2004 2003 2004 2003 Calculation of Limited Partners' interest: Net Income Less: General Partner's interest $ 14.7 (0.9) $ 12.9 (0.4) $ 57.0 (2.8) $ 59.4 (1.4) Limited Partners' interest in Net Income $ 13.8 $ 12.4 $ 54.2 $ 58.0 Net Income per Limited Partner unit: Basic $ 0.57 $ 0.55 $ 2.29 $ 2.55 Diluted $ 0.57 $ 0.54 $ 2.27 $ 2.53 Weighted average Limited Partners' units outstanding (in thousands): Basic 23,989 22,772 23,666 22,772 Diluted 24,268 22,937 23,907 22,895

Eastern Pipeline System (amounts in millions, unless otherwise noted, unaudited) 6 Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Year-Ended December 31, Year-Ended December 31, Year-Ended December 31, 2004 2003 2004 2003 Financial Highlights Sales and other operating revenue Other income $ 26.0 2.1 $ 23.9 3.3 $ 97.4 11.7 $ 94.2 12.1 Total Revenues 28.1 27.2 109.1 106.3 Operating expenses Depreciation and amortization Selling, general and administrative expenses 11.1 2.9 4.5 10.7 2.7 4.8 45.7 11.0 18.1 40.0 10.6 18.6 Operating income $ 9.6 $ 9.0 $ 34.3 $ 37.1 Operating Highlights(1) Total shipments (mm barrel miles per day) (2) Revenue per barrel mile (cents) 63.2 0.446 56.6 0.458 59.2 0.450 55.3 0.466 (1) Excludes amounts attributable to equity ownership interests in the corporate joint ventures. (2) Represents total average daily pipeline throughput multiplied by the number of miles of pipeline through which each barrel has been shipped.

Terminal Facilities (amounts in millions, unless otherwise noted, unaudited) 7 Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Year-Ended December 31, Year-Ended December 31, Year-Ended December 31, 2004 2003 2004 2003 Financial Highlights Sales and other operating revenue Other Income Total Revenues $ 27.8 -- $ 22.3 1.1 $ 106.0 -- $ 91.7 1.1 Sales and other operating revenue Other Income Total Revenues 27.8 23.4 106.0 92.8 Operating expenses Depreciation and amortization Selling, general and administrative expenses 12.4 4.0 3.3 9.3 2.5 3.2 45.0 15.1 13.1 38.5 10.9 12.9 Operating income $ 8.1 $ 8.4 $ 32.8 $ 30.5 Operating Highlights Terminal throughput (000's bpd) Nederland terminal Other terminals(1) 473.0 1,079.8 416.2 743.7 487.8 976.4 441.7 762.7 (1) Consists of the Partnership's refined products terminals, the Fort Mifflin Terminal Complex, the Marcus Hook Tank Farm and the Eagle Point logistics assets.

Western Pipeline System 8 (1) Excludes amounts attributable to equity ownership interest in the corporate joint venture. (2) Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by crude oil pipeline throughput. (amounts in millions, unless otherwise noted, unaudited) Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Year-Ended December 31, Year-Ended December 31, Year-Ended December 31, 2004 2003 2004 2003 Financial Highlights Sales and other operating revenue Other income $ 978.1 0.7 $ 585.2 0.6 $ 3,247.9 2.2 $ 2,471.7 3.4 Total Revenues 978.8 585.8 3,250.1 2,475.1 Cost of products sold and operating expenses 970.8 579.2 3,216.7 2,440.7 Depreciation and amortization 1.4 1.5 5.8 5.6 Selling, general and administrative expenses 4.4 4.4 17.3 16.9 Operating income $ 2.2 $ 0.7 $ 10.3 $ 11.9 Operating Highlights(1) Crude oil pipeline throughput (000's bpd) 299.6 300.0 298.8 304.5 Crude oil purchases at wellhead (000's bpd) 187.1 186.0 186.8 193.2 Gross margin per barrel of pipeline throughput (cents)(2) 21.1 16.2 23.2 22.9

Q4 2004 Financial Highlights 9 (amounts in millions, unaudited) Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Year-Ended December 31, Year-Ended December 31, Year-Ended December 31, 2004 2003 2004 2003 Capital Expenditure Data: Maintenance capital expenditures $ 14.2 $ 14.1 $ 30.8 $ 30.9 Expansion capital expenditures 16.0 0.9 64.8 10.2 Total $ 30.2 $ 15.0 $ 95.6 $ 41.1 Reimbursement Under Agreements with Sunoco, Inc. $ 4.0 $ 3.8 $ 7.0 $ 5.3 Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Balance Sheet Data (at period end): Cash and cash equivalents 2004 $ 52.7 2003 $ 50.1 Total debt 313.3 313.1 Total Partners' Capital 454.5 400.9